Exhibit 99.1: TFS Presentation – February 18, 2004.

Slide 1
NYSE: TFS
Global EMS Solutions
With Display and RF Module Expertise

Liz Sharp
Vice President – Corporate Relations

Slide 2
TFS Transformation

	2002 and Earlier	2003 – Going Forward

What We Are	Display company	EMS company with Display Expertise
What We Sell	Custom display modules	• Design, PCBA, Display, RF Module, Box Build, Test
How We Sell	Direct Sales	• Direct Sales – US, Europe, China,
	- US, Europe, China	Malaysia, Singapore
• Rep Firms – US, Korea, Taiwan, Europe
Facilities	Tempe, Beijing, Manila	U.S.: Tempe, Redmond, Boston
Asia: Beijing, Manila, Penang
Customers	One: Motorola	Many: Avocent, Vitelcom, Medtronic,
G.E., Motorola, etc.
Markets	One: Telecom	Six: Medical/Instrumentation, Computing, Industrial, Consumer, Telecomm, Automotive
Internal Investment	Technology Development (LCoS®)	Product Marketing, Applications Engineering, IT

Slide 3
TFS Strengths

Complete EMS capabilities, with added specialties in display and RF module manufacturing, underscored by financial strength.

Display and RF Expertise	Global EMS Capabilities	Financially Strong

Slide 4

Building on Manufacturing Expertise

ETMA Mid-Volume U.S. Manufacturing
TFS	▶	TFS
Offshore, High-Volume	▶	Global EMS with Display
Manufacturing + Displays	▶	Expertise
Unico World Class EMS

Slide 5
EMS Capabilities
[Graphics (omitted): pictures of manufacturing operations]

Box Build
US & Asia – Audited by IBM, DELL, HP/Compaq

Prototype and NPI
Working closely with customers through rollout

Advanced PCBA
Low Volume in US – High Volume in Asia

RF Module
100% Outsourced Partner for Microtune

Display Modules
Custom and standard configurations to integrate with other manufacturing services

Slide 6
Our Display Capability is a strong differentiator
[Graphics (omitted): Kiosk, Monitor, Slot Machine, ATM Machine, Cell Phone]

. . . because it’s a display-centric world.

Slide 7
Display/Electronic Product Trends
[Graphic (omitted): Schematic of industrial product with display]

Display integration requires specialized expertise.

CRT to Flat Panel
Monochrome to Color
Greater Display Value
Increased System Complexity

Slide 8
TFS Display Strategy
[Graphic (omitted): showing transformation of unpackaged display to a completed system.]

TFS Design Engineering → →	Display Fab → → → →	TFS Manufacturing → → → → →

Custom		Finished Display	Finished Display	Complete Module	System
Display		+	+	+	and/or
Design	Unpackaged Display	Driver IC	Driver IC + FPC	Driving Electronics	Box Build
↓
Display-centric EMS
Aligned with Market Trends

Slide 9
Color & Monochrome Display Products

[Graphics (omitted): color and monochrome display products]

TFS Standard Displays
Standard and semi-custom character and graphic modules, color & mono

TFS Custom Display Modules

Custom modules and display solutions based on STN, CSTN, TFT and OLED technologies

TFS Large Format Display Products

Up to 40” AMLCDs, customized with touch screens, rack & panel mounting, input, electrical, and wireless interfaces

Slide 10
Supply Chain Strength
[Graphic (omitted): world map of TFS sites]

Asia-Focused Procurement

Slide 11
US Locations
[Graphics (omitted): Phoenix site, Redmond site, Boston site]

Phoenix

      Corporate Headquarters
      Display Design Engineering
      Display Sales and Marketing

Redmond

      Prototyping / NPI
      High Mix / Low Volume
      Audited & Approved by IBM, DELL, HP/Compaq

Boston

     Customized Flat Panels

Slide 12
Asian High-Volume Facilities
[Graphics (omitted): Manila site, Beijing site, Penang site]

Audited & approved: IBM, DELL, HP/Compaq

Display module & RF module manufacturing
Prototyping & new product launch
Combination high/low volume & mix
Design centers in Beijing and Penang

Slide 13
TFS Service: From Concept . . . to Product

Design		Prototype	Custom	PCBA,	Std.	Box	Custom	World-wide Post
Services	Display Design	& NPI	Displays	RF Module	Displays	Build	Monitor	Sales Service

Penang	Phoenix Beijing Europe	Seattle	Beijing Manila	Manila Penang	World-Wide	Seattle Penang Beijing	Boston Beijing

Core display capabilities and new display capabilities . . . .

Fully integrated with extended manufacturing services.

Slide 14
Served Markets: 2003

Telecom, 28%
Industrial, 10%
Medical, 13%
Consumer, 6%
Computers, 38%
Auto, 5%

Slide 15
TFS Medical Opportunities
[Graphics (omitted): array of medical products that contain displays]

2003:	FDA Registered FDA – GMP Level 2 Compliant
2004 Goals:	Obtain 13485 Registration QSR Compliant FDA – GMP Level 3 Compliant

Slide 16
TFS Gaming Opportunities
[Graphics (omitted): array of gaming equipment that contains displays]

•	Slot data systems

•	Advanced casino systems

•	Casino management products

•	Pull tabs

•	Slots

•	Touch screens

•	Arcades

•	Surveillance equipment

     Relationship with Kontron, world’s largest embedded computing company, is an important step in gaming strategy

Slide 17
Revenue Trends Going Forward

→ →	Complete and unique offering	← ←
Displays	of	Added EMS
(historical)	manufacturing
→ →	services	← ←
Design Capability is Key

Slide 18
How TFS Wins Customers

•	One-stop-shopping

•	Global design centers to support customer locations

•	Multiple display technologies offered: standard & custom formats

•	Prototype, NPI, PCBA, box build, fulfillment, service

•	Cost effective global manufacturing locations

[Logos (omitted): Avocent, Vitelcom, Raytheon, Ericsson, Medtronic, IBM, Motorola, General Electric Company, Flextronics, Westinghouse, Invensys, Elcoteq, Toshiba, Pitney Bowers, Qualcomm]

Slide 19
TFS Financials
Financially Strong

Slide 20
Current Capitalization (at Dec 2003)

	(in thousands)	(per share)

Total shares	21,300
Total assets	$167,200	$7.85
Cash	$33,100	$1.55
Net Worth	$117,000	$5.49
Tangible book value	$74,800	$3.51
Market Cap (mid-Feb)	$101,175	$4.75

Slide 21

Revenue History
[Graph (omitted) showing following information]

Revenue History (in thousands $)

2000	2001	2002	2003 (est)

160,684	119,136	88,026	159,000

Slide 22
2003 P&L Highlights

		($ thousands,
		except per share data)

P&L Summary	1Q03	2Q03	3Q03	4Q03

Sales	$25,324	$45,992	$41,778	$45,924
Gross Margin	$175	$1,894	($272)	$2,096
	0.7%	4.1%	-0.7%	4.6%
Operating Costs	$5,491	$5,992	$6,721	$6,080
	21.7%	13.0%	16.1%	13.2%
Operating Margin	($5,316)	($4,098)	($6,993)	($3,984)
	-21.0%	-8.9%	-16.7%	-8.7%
Other Income (Expense)	$305	$109	($380)	$794
Tax Benefit (Provision)	$1,814	$1,456	($17,576)	$32
Net Income (continuing Ops)	($3,197)	($2,533)	($24,949)	($3,222)
EPS (continuing Ops)	($0.15)	($0.12)	($1.17)	($0.15)
Net Income	($5,475)	($4,876)	($30,880)	($3,222)
EPS	($0.26)	($0.23)	($1.45)	($0.15)

Slide 23
Balance Sheet Highlights ($ thousands)

	12/31/2003

Cash	$33,100	← Improved Cash Position by $4.2 million
Accounts Receivable	$28,100
Inventory	$25,900
PP&E	$25,300	← Tempe building is now held for sale,so it was moved from PPE to Other
Intangibles and Goodwill	$42,200	↓
Other Assets	$12,600	←
Assets	$167,200
Accounts Payable	$30,800
Other Accrued	$5,000
Short and Long-term Debt	$2,900	→ No debt, other than license fee payable and capital leases
Capital Leases	$8,900
Liabilities	$47,600
Minority Interest	$2,600
Stockholders’ Equity	$117,000

Slide 24
Improved Cash Conversion Days
[Graph omitted: showing following information]

	1Q03	2Q03	3Q03	4Q03
DSOs	60	44	59	54
Inventory Days	77	59	62	53
Payable Days	(44)	(46)	(51)	(52)

Cash Conversion Days	93	57	70	55

Slide 25

Cash Flow 2003 ($ thousands)

	Q1'03	Q2'03	Q3'03	Q4'03	2003

Cash Earnings*	$(4,300)	$(3,600)	$(4,000)	$(900)	$(12,800)
Working Capital Changes	6,000	(3,100)	(800)	6,200	8,300
CapEx and Acquisitions	(6,800)	(3,700)	(1,300)	(400)	(12,200)
Debt Repayments	0	(400)	(3,500)	(600)	(4,500)

Total TFS Cash Flow	$(5,100)	$(10,800)	$(9,600)	$4,300	$(21,200)

Total Brillian Cash Flow	$(1,400)	$(2,400)	$(25,000)	$0	$(28,800)

*	Net income plus depreciation and amortization

Operating cash outflow for all of 2003 for continuing operations was only $4.5 million

Slide 25
TFS Operating Model

2004 Guidance:	Revenues $180-$190M Breakeven or Profitable in Q4, 2004

	Q4'03	2004	18mos	Long-Term

Sales	100%	100%	100%	100%
Gross Margin	5%	7%	10-12%	12-14%
Operating Costs	13%	14%	8-11%	6-8%
Operating Margin	-9%	-6%	2-4%	5-6%

Note that model for 2004 is the average for the whole year

Sales Driver:	Off-shore EMS business at medium to high volumes
Margin Drivers:	Improved factory utilization; consolidation of display mnfg Beijing FPD penetration in gaming and industrial Class 3 Medical Manufacturing

Slide 27
TFS Unique Value Proposition to Shareholders

New category of electronics business: Display & EMS
Unique display capabilities – difficult to replicate
Higher growth opportunities than display companies because of EMS capabilities
Higher margins than EMS companies due to display expertise
Global footprint and strong balance sheet

Slide 28
TFS

Global EMS Solutions
With Display and RF Module Expertise.